UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2015

YAPPN CORP.

(Exact Name of Small Business Issuer as Specified in Charter)

Delaware	000-55082	27-3448069
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Avenue of the Americas, 11th Floor New York, NY	10018
(Address of Principal Executive Offices )	(Zip Code)

Small Business Issuer’s telephone number, including area code:   (888) 859-4441

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the small business issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, “Company,” “our company,” “us,” and “our” refer to Yappn Corp. and its subsidiaries, unless the context requires otherwise.

FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties. Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See Item 2.01

ITEM 2.01 – ACQUISITION OR DISPOSITION OF ASSETS.

On July 6, 2015, the Company, entered into a definitive agreement to acquire all of the intellectual property assets of Ortsbo Inc. (“Ortsbo”), a subsidiary of Intertainment Media Inc. (“Intertainment”), both controlled by David Lucatch, our Chief Executive Officer. The purchased assets include US Patent No. 8,983,850 B2, US Patent No. 8,917,631 B2, US Patent No. 9,053,097 B2, and other intellectual property for a total purchase price of US $17 Million, which will be paid by the assumption of US $1 Million in debt and the issuance of US $16 Million worth of the Company’s restricted common shares (320 Million shares at US $0.05 per share). A description of the terms and conditions of the transaction is incorporated by reference to the copy of the Asset Purchase Agreement between the Company, Ortsbo, Intertainment, and Winterberry Investments Inc., is attached hereto as Exhibit 2.1.

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The transaction is expected to close on or before September 15, 2015 (the “Closing Date”), and is subject to closing conditions, including but not limited to, each party obtaining all necessary approvals, an agreement to be entered into with Winterberry Investments Inc. as one of the Closing Date transactions, pursuant to which Winterberry will provide certain services for the consideration described therein, and a requirement to consolidate the Company common shares on a ten-to-one (10:1) basis before the Closing Date. No assurances can be provided as to the closing of the transaction or as to the Closing Date.

The foregoing description of the Asset Purchase Agreement is a summary and is qualified in its entirety by reference to such document, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On July 15, 2015, the Company completed a secured debt financing of US $4.5 Million of 12% Secured Debentures. The Secured Debentures have a maturity date of December 31, 2015 but may be accelerated under certain conditions. Furthermore, the Company has an obligation to consolidate the Company common shares on a ten-to-one (10:1) basis on or before the Closing Date (as defined in Item 2.01 herein).

The foregoing description of the 12% Secured Debentures is a summary and is qualified in its entirety by reference to the form of such document, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In addition, the Company has executed a Security Agreement which provides a general and continuing security interest over all of the Company assets for the payment and performance of the Company’s obligations under the Secured Debentures.

The foregoing description of the Security Agreement is a summary and is qualified in its entirety by reference to the form of such document, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The offer and sale of all securities listed above to all non-U.S. citizens or entities were affected in reliance on the exemptions for sales of securities not involving a public offering, as set forth in Regulation S promulgated under the Securities Act of 1933 (“Securities Act”). The Subscribers acknowledged the following: Subscriber is not a United States Person, nor is the Subscriber acquiring the securities directly or indirectly for the account or benefit of a United States Person. None of the funds used by the Subscriber to purchase the securities have been obtained from United States Persons. For purposes of the foregoing, "United States Person" within the meaning of U.S. tax laws, means a citizen or resident of the United States, any former U.S. citizen subject to Section 877 of the Internal Revenue Code, any corporation, or partnership organized or existing under the laws of the United States of America or any state, jurisdiction, territory or possession thereof and any estate or trust the income of which is subject to U.S. federal income tax irrespective of its source, and within the meaning of U.S. securities laws, as defined in Rule 902(o) of Regulation S, means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if organized under the laws of any foreign jurisdiction, and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

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ITEM 7.01 REGULATION FD DISCLOSURE.

A copy of the press release reflecting the actions in the report is furnished as Exhibit 99.1 to this Current Report filed on Form 8-K and is incorporated herein by reference.

Note: the information in this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description
2.1	Asset Purchase Agreement between the Company, Ortsbo Inc., Intertainment Media, Inc., and Winterberry Investments Inc. dated July 6, 2015.
10.1	Form of 12% Secured Debentures.
10.2	Form of Security Agreement, dated July 15, 2015.
99.1	Press Release dated July 15, 2015, issued by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 16, 2015

Yappn Corp.

By:	/s/ David Lucatch
David Lucatch
Chief Executive Officer

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